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                                                                    Exhibit 10.8

[LOGO]           GREATER DALLAS ASSOCIATION OF REALTORS(R), INC.          [LOGO]
                           COMMERCIAL LEASE AGREEMENT

                                TABLE OF CONTENTS

            Article                                                        Page
            -------                                                        ----

      1.    Defined Terms...............................................     1
      2.    Lease and Lease Term........................................     2
      3.    Rent and Security Deposit...................................     2
      4.    Taxes.......................................................     2
      5.    Insurance and Indemnity.....................................     2
      6.    Use of Demised Premises.....................................     3
      7.    Property Condition: Maintenance, Repairs and Alterations....     4
      8.    Damage or Destruction.......................................     4
      9.    Condemnation................................................     5
      10.   Assignment and Subletting...................................     5
      11.   Default and Remedies........................................     5
      12.   Landlord's Contractual Lien.................................     6
      13.   Protection of Lenders.......................................     6
      14.   Professional Service Fees...................................     7
      15.   Environmental Representations and Indemnity.................     7
      16.   Miscellaneous...............................................     8
      17.   Additional Provisions.......................................     8

An Exhibit or Exhibits may be attached to this Lease which shall be made a part of this Lease for all purposes [check all boxes which apply].

                                EXHIBITS TO LEASE

                  |X| Exhibit A  Floor Plan/Site Plan
                  |X| Exhibit B  Legal Description of Property
                  |X| Exhibit C  Renewal Options
                  |_| Exhibit D Right of First Refusal for Additional Space |X| Exhibit E Guarantee
                  |_| Exhibit F  Expense Reimbursement
                  |_| Exhibit G  Percentage Rental/Gross Sales Reports
                  |X| Exhibit H  Construction of Improvements
                  |_| Exhibit I  _____________________

ARTICLE ONE: DEFINED TERMS

      As used in this Lease, the following terms set forth in this Article One shall have the respective meanings set forth hereinbelow:

      1.01. Date of Lease: June 29, 1994

      1.02. Landlord: Greenview Limited Partnership
            Address of Landlord: c/o Republic Management, 8100 Lomo Alto, Ste. 240, Dallas, TX 75225
            Telephone: (214) 696-6084

      1.03. Tenant: Network-1 Software & Technology, Inc.
            Address of Tenant: P.O. Box 8370 Long Island, NY 11101
            Telephone: ______________________

      1.04. Premises:

            A. Street Address (including county): 878 Greenview Drive, Tarrant County, Grand Prairie, TX

            B. Floor or site plan: Being a floor area of approximately 7,489 square feet and being approximately IRR by IRR feet (measured to the exterior of outside walls and to the center of the interior walls, and being more particularly shown in outline on the floor/site plan attached hereto as Exhibit A. (The aforementioned street address and the floor or site plan shall collectively be referred to herein as the "Demised Premises".)

            C. Legal description: The legal description of the property on which the floor/site plan is situated is more particularly described in Exhibit B attached hereto (the "Property").

      1.05. Lease Term: 5 years and -0- months beginning on the date set forth in Exhibit H and ending on the 31st day of July, 1999.

      1.06. Base Rent: $262,115 total Base Rent for the Lease Term payable in monthly installments of $4,368.58 per month in advance

      1.07. Security Deposit: $4,368.58

      1.08. Permitted Use: [See Section 6.01] Office warehouse

      1.09. Principal Broker: [If none, so state] Republic Management, Inc.
            Address: 8100 Lomo Alto, Ste. 240, Dallas, Texas 75225

      1.10  Cooperating Broker: [If none, so state] Walker Property Advisors
            Address: 2000 E. Lamar, Ste. 600, Arlington, TX 76006

      1.11. Professional Service Fees: [See Article 14]

            A. Payments due to the Principal Broker shall be calculated and paid in accordance with Paragraph |_| A or |_| B of Section
                  14.01. [Check applicable paragraph]     *Based on 42 months

            B.    The percentage applicable for leases in Sections 14.01 and
                  14.02 shall be Six and one half percent (6 1/2%) and the percentage applicable in Section 14.02 in the event of a sale shall be n/a percent (___%).

      1.12 Holdover Rent: [See Section 2.04] 125% of Base Rental per month in advance.

      1.13. Daily Late Charge: [See Section 3.03] Twenty-five ($25.00) Dollars ($25.00) per day, after the fifth of each month.

      1.14. Acceptance: [See Section 16.13] The number of days for acceptance of this offer to lease shall be 5 days.


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ARTICLE TWO: LEASE AND LEASE TERM

      2.01. Lease of Demised Premises for Lease Term. Landlord leases the Demised Premises to Tenant and Tenant leases the Demised Premises from Landlord for the Lease Term stated in Section 1.05. As used herein, the "Commencement Date" shall be the date specified in Section 1.05 for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

      2.02. Delay in Commencement. Landlord shall not be liable subject to Exhibit H, Paragraph 5, to Tenant if Landlord does not deliver possession of the Demised Premises to Tenant on the first date specified in Section 1.05 above. Landlord's nondelivery of possession of the Demised Premises to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease. However, the Commencement Date shall be delayed until possession of the Demised Premises is delivered to Tenant. The Lease Term shall be extended for a period equal to the delay in delivery of possession of the Demised Premises to Tenant, plus the number of days necessary for the Lease Term to expire on the last day of a month. If Tenant gives such notice, the Lease shall be canceled effective as of the date of its execution, and no party hereto shall have any obligations, one to the other. If Tenant does not give such notice within the time specified, Tenant shall have no right to cancel the Lease, and the Lease Term shall commence upon the delivery of possession of the Demised Premises to Tenant. If delivery of possession of the Demised Premises to Tenant is delayed, Landlord and Tenant shall upon such delivery, execute an amendment to this Lease setting forth the Commencement Date and expiration date of the Lease Term.

      2.03. Early Occupancy. If Tenant occupies the Demised Premises prior to the Commencement date, Tenant's occupancy of the Demised Premises shall be subject to all of the provisions of this Lease. Early occupancy of the Demised Premises shall not advance the expiration date of the Lease Term. Unless provided otherwise herein, Tenant shall pay Base Rent and all other charges specified in this Lease for the period of occupancy.

      2.04. Holding Over. Tenant shall vacate the Demised Premises upon the expiration of the Lease Term or earlier termination of this Lease. Tenant shall reimburse Landlord for and Indemnify Landlord against all damages incurred by Landlord as a result of any delay by Tenant in vacating the Demised Premises. If Tenant does not vacate the Demised Premises upon the expiration of the Lease Term or earlier termination of the Lease, Tenant's occupancy of the Demised Premises shall be a "month to month" tenancy, subject to all of the terms of this Lease applicable to a month to month tenancy, except that the Base Rent per month then in effect shall be the amount designated in Section 1.12.

ARTICLE THREE: RENT AND SECURITY DEPOSIT

      3.01. Manner of Payment. All sums payable hereunder by Tenant (the "Rent") shall be made to the Landlord at the address designated in Section 1.02 or to such other party or address as Landlord may designate. Any and all payments made to a designated third party for the account of the Landlord shall be deemed made to Landlord when received by said designated third party. All sums payable by Tenant hereunder, whether or not expressly denominated as rent, shall constitute rent for the purposes of Section 502(b)(6) of the Bankruptcy Code and for all other purposes. The Base Rent is the minimum rent for the Demised Premises and is subject to the terms and conditions contained in this Lease together with the Exhibits attached hereto, if any.

      3.02. Time of Payment. Upon execution hereof, Tenant shall pay the installment of rent for the first month of the Lease Term. On or before the first day of the second month of the Lease Term and of each month thereafter, the installment of rent and other sums due hereunder shall be due and payable, in advance, without off-set, deduction or prior demand. If the Lease Term commences or ends on a day other than the first or last day of a calendar month, the rent for any fractional calendar month following the Commencement Date or preceding the end of the Lease Term shall be prorated by days.

      3.03. Late Charges. Tenant's failure to pay sums due hereunder promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, deed of trust or mortgage encumbering the Demised Premises. Therefore, if any sum due hereunder is not received within 5 days of when due, Tenant shall pay the Landlord a late charge equal to the Daily Late Charge for each day after the due date until such delinquent sum is received. If any check tendered in payment of any sum due from Tenant hereunder is dishonored for any reason, Tenant shall pay a late charge for each day after said due date until good funds are received by the Landlord. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment or such dishonored check.

      3.04. Security Deposit. Upon execution hereof, Tenant shall deposit with Landlord a cash Security Deposit in the sum stated in Section 1.07. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after landlord's written demand. Tenant's failure to restore the full amount of the Security Deposit within the time specified shall be a default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit. Upon any termination of this Lease not resulting from Tenant's default, and after Tenant has vacated the Demised Premises in the manner required by this Lease, Landlord shall refund the unused portion of the Security Deposit to Tenant. Landlord will hold the security deposit in accordance with applicable law.

      3.05. Good Funds Payments. If, for any reason whatsoever, any two or more payments by check from Tenant to Landlord for Rent are dishonored and returned unpaid, thereafter, Landlord may, at Landlord's sole option, upon written notice to Tenant, require that all future payments of Rent for the remaining term of the Lease shall be made by cash, cashier's check, or money order and that the delivery of Tenant's personal or corporate check will no longer constitute payment of Rent as provided in this Lease. Any acceptance by Landlord of a payment for Rent by Tenant's personal or corporate check thereafter shall not be construed as a waiver of Landlord's rights to insist upon payment by good funds as set forth in this Section 3.05.

ARTICLE FOUR: TAXES

      4.01. Payment by Landlord. Landlord shall pay the real estate taxes on the Demised Premises during the Lease Term.

      4.02. Improvements by Tenant. In the event the real estate taxes levied against the Demised Premises fir the real estate tax year in which the Lease Term commences are increased in the current tax year or subsequent tax years as a result of any alterations, additions or improvements made by Tenant or by Landlord at the request of Tenant, Tenant shall pay to Landlord upon demand the amount of such increase and continue to pay such increase during the term of this Lease. Landlord shall use reasonable efforts to obtain from the tax assessor or assessors a written statement of the total amount of such increase.

      4.03. Joint Assessment. If the real estate taxes are assessed against the Demised Premises jointly with other property not constituting a part of the Demised Premises, the real estate taxes for such years shall be equal to the amount bearing the same proportion to the aggregate assessment that the total square feet of building area in the Demised Premises bears to the square feet of building area included in the joint assessment.

      4.04. Personal Property Taxes. Tenant shall pay all taxes assessed against trade fixtures, furnishings, equipment, or any other personal property belonging to Tenant. Tenant shall use reasonable efforts to have its personal property taxed separately from the Demised Premises, but if any of Tenant's personal property is taxed with the Demised Premises, Tenant shall pay the taxes for the personal property within fifteen (15) days after Tenant receives a written statement for such personal property taxes.

ARTICLE FIVE: INSURANCE AND INDEMNITY

      5.01. Casualty Insurance. During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Demised Premises in such amount or percentage of replacement value as Landlord deems reasonable in relation to the age, location, type of construction and physical condition of the Demised Premises and the availability of such insurance at reasonable rates. Such policies shall provide protection against all perils included within the classification of fire and extended coverage and any other perils which Landlord deems necessary. Landlord may obtain insurance coverage for Tenant's fixtures, equipment or building improvements installed by Tenant in or on the Demised Premises. Tenant shall at Tenant's expense, maintain such primary or additional insurance on its fixtures, equipment and building improvements as Tenant deems necessary to protect its interest. Tenant shall not do or permit to be done anything which invalidates any such insurance policies.


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Demised Premises, whether such damage or injury is caused by or results from:
(a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects or pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising on or about the Demised Premises or upon other portions of any building of which the Demised Premises is a part, or from other sources or places; or (d) any act or omission of any other tenant of any building of which the Demised Premises is a part. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.08 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.

ARTICLE SEVEN: PROPERTY CONDITION, MAINTENANCE, REPAIRS AND ALTERATIONS

      7.01. Property Conditions. Intentionally omitted.

      7.02. Acceptance of Demised Premises. Tenant acknowledges that a full and complete inspection of the Demised Premises and adjacent common areas has been made and Landlord has fully and adequately disclosed the existence of any defects which would interfere with Tenant's use of the Demised Premises for their intended commercial purpose. Tenant specifically acknowledges that as a result of such inspection and disclosure, Tenant has taken possession of the Demised Premises and has made its own determination to fully accept same in its as-is condition, subject to completion of Landlord's work described in Exhibit H.

      7.03. Obligation to Repair. Except as otherwise provided herein, including, without limitation, the provisions of Section 17, Landlord shall be under no obligation to perform any repair, maintenance or management service in the Demised Premises or adjacent common areas. Tenant shall be fully responsible, at its expense, for all repair, maintenance and management services other than those which are expressly assumed by Landlord.

            A. Landlord's Obligation to Repair.

                  (1) Subject to the provisions of Article Eight (Damage or
            Destruction) and Article Nine (Condemnation) and except for damage caused by any act or omission of Tenant, Landlord shall keep the foundation, roof and the structural portions of exterior walls of the improvements of the Demised Premises in good order, condition and repair. Landlord shall not be obligated to maintain or repair windows, doors, plate glass or the surfaces of walls. In addition, Landlord shall not be obligated to make any repairs under this Section until a reasonable time after receipt of written notice from Tenant of the need of such repairs. If any repairs are required to be made by Landlord, Tenant shall, at Tenant's sole cost and expense, promptly remove Tenant's fixtures, inventory, equipment and other property, to the extent required to enable Landlord to make such repairs. Landlord's liability hereunder shall be limited to the cost of such repairs or corrections. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Demised Premises at Landlord's expense or to terminate the Lease because of the condition. Landlord is responsible for the care of the landscaping & regular mowing of grass & maintenance of the paving and parking lot.

                  (2) Landlord and Tenant expressly agree that all repair,
            maintenance management and other services to be performed by Landlord or Landlord's agents exclusively consist of the exercise of professional judgment by such service providers, and Tenant expressly waives any claims for breach of warranty arising from the performance of such services.

            B. Tenant's Obligation to Repair. Subject to the provisions of the last sentence of Section 7.01, the preceding Section 7.03.A, Article Eight (Damage or Destruction) and Article Nine (Condemnation), Tenant shall, at all times, keep all other portions of the Demised Premises in good order, condition and repair, including but not limited to repairs (including all necessary replacements) of the windows, plate glass, doors, heating system, air conditioning equipment, electrical and lighting system, fire protection sprinkler system, dock levelers, interior and exterior plumbing and the interior of the building in general. Landlord is responsible for plumbing repairs below the slab if not caused by Tenant's actions. In addition, Tenant shall, at Tenant's expense, repair any damage to any portion of the Property, including the roof, foundation, or structural portions of the exterior walls of the Demised Premises, caused by Tenant's acts or omissions. If Tenant fails to maintain and repair the Property as required by this Section, Landlord may, on ten (10) days' prior written notice, enter the Demised Premises and perform such maintenance or repair on behalf of Tenant, except that no notice shall be required in case of emergency, and Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand.

      7.04. Alterations, Additions and Improvements. Tenant shall not create any openings in the roof or exterior walls, or make any alterations, additions or improvements to the Demised Premises without the prior written consent of Landlord. Consent for nonstructural alterations, additions or improvements shall not be unreasonably withheld by Landlord. Tenant shall have the right to erect or install shelves, bins, machinery, air conditioning or heating equipment and trade fixtures, provided that Tenant complies with all applicable governmental laws, ordinances, codes, and regulations. At the expiration or termination of this Lease, Tenant shall, subject to the restrictions of Section 7.05 below, have the right to remove such items so installed by it, provided Tenant is not in default at the time of such removal and provided further that Tenant shall, at the time of removal of such items, repair in a good and workmanlike manner any damage caused by installation or removal thereof. Tenant shall pay for all costs incurred or arising out of alterations, additions or improvements in or to the Demised Premises and shall not permit a mechanic's or materialman's lien to be filed against the Demised Premises. Upon request by Landlord, Tenant shall deliver to Landlord proof of payment reasonably satisfactory to Landlord of all costs incurred or arising out of any such alterations, additions or improvements.

      7.05. Conditions upon Termination. Upon the termination of the Lease, Tenant shall surrender the Demised Premises to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provisions of the Lease. Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Eight (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the termination of the Lease and to restore the Demised Premises to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the termination of the Lease. In no event, however, shall Tenant remove any of the following materials or equipment without Landlord's prior written consent; any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

ARTICLE EIGHT: DAMAGE OR DESTRUCTION

      8.01. Notice. If the building or other improvements situated on the Demised Premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall immediately give written notice thereof to the Landlord.

      8.02. Partial Damage. If the building or other improvements situated on the Demised Premises are damaged by fire, tornado, or other casualty but not to such an extent that rebuilding or repairs cannot reasonably be completed within ninety (90) days from the date Landlord receives written notification by Tenant of the happening of the damage, this Lease shall not terminate, but Landlord shall, at its sole cost and risk, proceed forthwith and use reasonable diligence to rebuild or repair such building and other improvements on the Demised Premises (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the Demised Premises) to substantially the condition in which they existed prior to such damage within said ninety (90) days, provided, however, if the casualty occurs during the final eighteen (18) months of the Lease Term, Landlord shall not be required to rebuild or repair such damage unless Tenant shall exercise its renewal option (if any is contained herein) within fifteen (15) days after the date of receipt by Landlord of the notification of the occurrence of the damage. If Tenant does not elect to exercise its renewal option or if there is no renewal option contained herein or previously unexercised at such time, this Lease shall terminate at the option of Landlord and the Rent shall be abated for the unexpired portion of this Lease, effective from the date of actual receipt by Landlord of the written notification of the damage. If the building and other improvements are to be rebuilt or repaired and are untenantable in whole or in part following such damage, the monthly installments of Rent payable hereunder during the period in which they are untenantable shall be adjusted equitably. Landlord will give written notice of whether Landlord intends to repair or rebuild the Premises within forty-five (45) days.


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      8.03 Substantial or Total Destruction. If the building or other improvements situated on the Demised Premises are substantially or totally destroyed by fire, tornado, or other casualty, or so damaged that rebuilding or repairs cannot reasonably be completed within ninety (90) days from the date Landlord receives written notification by Tenant of the happening of the damage, this Lease shall terminate at the option of either Landlord or Tenant and monthly installments of Rent shall be abated for the unexpired portion of this Lease, effective from the date of receipt by Landlord or Tenant or such written notification. If this Lease is not terminated, the building and the improvements shall be rebuilt or repaired and monthly installments of Rent abated to the extent provided under Section 8.02.

ARTICLE NINE: CONDEMNATION

      If, during the term of this Lease or any extension or renewal thereof, all or a substantial part of the Demised Premises are taken for any public or quasi-public use under any governmental Law, ordinance or regulation or by right or eminent domain, or are sold to the condemning authority under threat of condemnation, this Lease shall terminate and the monthly installments of Rent shall be abated during the unexpired portion of this Lease, effective from the date of taking of the Demised Premises by the condemning authority. If less than a substantial part of the Demised Premises is taken for public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or is sold to the condemning authority under threat of condemnation, Landlord, at its option, may by written notice terminate this Lease or shall forthwith at its sole expense restore and reconstruct the buildings and improvements (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the Demised Premises) situated on the Demised Premises in order to make the same reasonably tenantable and suitable for the use for which the Demised Premises is leased as defined in Section 6.01. The monthly installments of Base Rent payable hereunder during the unexpired portion of this Lease shall be adjusted equitably. Landlord and Tenant shall each be entitled to receive and retain such separate award, and portions of lump sum awards as may be allocated to their respective interests in any condemnation proceedings. The termination of this Lease shall not affect the rights of the respective parties to such awards.

ARTICLE TEN: ASSIGNMENT AND SUBLETTING

      Tenant shall not, without the prior written consent of Landlord not to be unreasonable withheld, assign this Lease or sublet the Demised Premises or any portion thereof. Any assignment or subletting shall be expressly subject to all terms and provisions of this Lease, including, the provisions of Section 6.01 pertaining to the use of the Demised Premises. In the event of any assignment or subletting, Tenant shall remain fully liable for the full performance of all Tenant's obligations under this Lease. Tenant shall not assign its rights hereunder or sublet the Demised Premises without first obtaining a written agreement from the assignee or sublessee whereby the assignee or sublessee agrees to assume the obligations of Tenant hereunder and to be bound by the terms of this Lease. No such assignment or subletting shall constitute a novation. In the event of the occurrence of an event of default while the Demised Premises is assigned or sublet, Landlord, in addition to any other remedies provided herein or by law, may at Landlords option, collect directly from such assignee or subtenant all rents becoming due under such assignment or subletting and apply such rent against any sums due to Landlord hereunder. No direct collection by Landlord from any such assignee or subtenant shall release Tenant from the performance of its obligations hereunder.

ARTICLE ELEVEN: DEFAULT AND REMEDIES

      11.01. Default. Each of the following events shall be an event of default under this Lease:

            A. Failure of Tenant to pay any installment of the Rent or other sum payable to Landlord hereunder on the date that same is due and such failure shall continue for a period of ten (10) days;

            B. Failure of Tenant to comply with any term, condition or covenant of this Lease, other than the payment of Base Rent or other sum of money, and such failure shall not be cured within thirty (30) days after written notice thereof to Tenant;

            C. Tenant or any guarantor of Tenant's obligations hereunder shall generally fail to pay its debts as they become due or shall admit in writing its inability so pay its debts, or shall make a general assignment for the benefit of creditors;

            D. Tenant or any guarantor of Tenant's obligations hereunder shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property;

            E. Any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations hereunder shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and Tenant (i) fails to obtain a dismissal of such case, proceeding, or other action within ninety (90) days of its commencement; or (ii) converts the case from one chapter of the Federal Bankruptcy Code to another chapter; or (iii) is the subject of an order of relief which is not fully stayed within thirty (30) business days after the entry thereof; and

            F. Abandonment by Tenant of substantial portion of the Demised Premises or cessation of the use of the Demised Premises for the purpose leased, or any other legal purpose.

      11.02. Remedies. Upon the occurrence of any of the events of default listed in Section 11.01, Landlord shall have the option to pursue any one or more of the following remedies without any prior notice or demand whatsoever:

            A. Terminate this Lease, in which event Tenant shall immediately surrender the Demised Premises to Landlord. If Tenant fails to so surrender the Demised Premises, Landlord may, without prejudice to any other remedy which it may have for possession of the Demised Premises or arrearages in Rent, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor. Tenant shall pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Demised Premises on satisfactory terms or otherwise.

            B. Enter upon and take possession of the Demised Premises, by force if necessary, without terminating this Lease and without being liable for prosecution or for any claim for damages therefor, and expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof. Landlord may relet the Demised Premises and receive the rent therefor. Tenant agrees to pay to Landlord monthly or on demand from time to time any deficiency that may arise by reason of any such reletting. In determining the amount of such deficiency, the professional service fees, reasonable attorneys' fees, remodeling expenses and other costs of reletting shall be subtracted from the amount of rent received under such reletting.

            C. Enter upon the Demised Premises, by force if necessary, without terminating this Lease and without being liable for prosecution or for any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to pay Landlord on demand for expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, together with interest thereon at the rate of twelve percent (l2%) per annum from the date expended until paid. Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by negligence of Landlord or otherwise.

            D. In addition to the foregoing remedies, Landlord shall have the right to change or modify the locks on the Demised Premises in the event Tenant fails to pay the monthly installment of Rent when due & such failure continues for 15 days. Landlord shall not be obligated to provide another key to Tenant or allow Tenant to regain entry to the Demises Premises unless and until Tenant pays Landlord all Rent which is delinquent. Tenant agrees that Landlord shall not be liable for any damages resulting to the Tenant from the lockout. At such time that Landlord changes or modified the lock, Landlord shall post a "Notice of Change of Locks" on the front of the Demised Premises. Such Notice shall state the following:

                  (1) That Tenant's monthly installment of Rent is delinquent, and therefore, under authority of Section 11.02D of Tenant's Lease, the Landlord has exercised its contractual right to change or modify Tenant's door lock;

                  (2) That the Notice has been posted on the Tenant's front door by a representative of Landlord and that Tenant should make arrangements to pay the delinquent installment of Rent when Tenant picks up the key; and

                  (3) That the failure of the Tenant to comply with the
            provisions of the Lease and the Notice and/or tampering with or changing the door lock(s) by Tenant may subject the Tenant to legal liability.

            E. No re-entry or taking possession of the Demised Premises by Landlord shall be construed as an election to terminate this Lease, unless a written notice of such intention is given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may, at any time thereafter, elect to terminate this Lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any monthly installment of Rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not, be deemed or construed to constitute a waiver of any other violation or default. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord terminate this Lease at any time for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Demised Premises and the cost of the rental then remaining unpaid.

      11.03. Notice of Default. Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Demised Premises whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such nonperformance within thirty (30) days after receipt of Tenant's notice. However, if such nonperformance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such 30-day period and thereafter diligently pursued to completion.

      11.04. Limitation of Landlord's Liability. As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Demised Premises or the leasehold estate under a ground lease of the Demised Premises at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease accruing on or after the date of transfer. However, each Landlord shall deliver to its transferee the Security Deposit held by Landlord if such Security Deposit has not then been applied under the terms of this Lease. The exclusive remedies of Tenant for the failure of Landlord to perform any of its obligations under this lease shall be to proceed against the interest of Landlord in and to the project and the Property

ARTICLE TWELVE: LANDLORD'S CONTRACTUAL LIEN

ARTICLE THIRTEEN: PROTECTION OF LENDERS

      13.01. Subordination. Landlord shall have the right to subordinate this Lease to any future ground Lease, deed of trust or mortgage encumbering the Demised Premises, and advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Landlord's right to obtain such a future subordination is subject to Landlord's providing Tenant with a written Subordination, Nondisturbance and Attornment Agreement from any such ground lessor, beneficiary or mortgagee wherein Tenant's right to peaceable possession of the Demised Premises during the Lease Term shall not be disturbed if Tenant pays the Rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary, or mortgagee elects to have this Lease superior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed superior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent so the date of said ground lease, deed of trust or mortgage or the date of recording thereof. Tenant's rights under this Lease, unless specifically modified at the time this Lease is executed, are subordinated to any existing ground lease, deed of trust or mortgage encumbering the Demised Premises.

      13.02. Attornment. If Landlord's interest in the Demised Premises is transferred voluntarily or involuntarily to any ground lessor, beneficiary under a deed of trust, mortgagee or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Demised Premises and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Demised Premises upon the transfer of Landlord's interest.

      13.03. Signing of Documents. Tenant shall sign and deliver any instruments or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within thirty (30) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

      13.04. Estoppel Certificate.

            A. Upon Landlords written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying; (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been canceled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; and (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why). Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Any such statement by Tenant may be furnished by Landlord to any prospective purchaser or lender of the Demised Premises. Such purchaser or lender may rely conclusively upon such statement as true and correct.

            B. If Tenant does not deliver such statement to Landlord within such 10-day period, Landlord, and any prospective purchaser or lender, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been canceled or terminated except as otherwise represented by Landlord; (iii) that not more than one monthly installment of Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

ARTICLE FOURTEEN: PROFESSIONAL SERVICE FEES

      14.01. Amount and Manner of Payment of Service Fees. Fees due to the Principal Broker shall be calculated and paid in accordance with Article 1.11 as follows:

            A. Landlord agrees to pay to the Principal Broker a fee for negotiating this Lease equal to the percentage stated in Section 1.11B of each monthly Rent payment at the time such payment is due.

            B. Landlord agrees so pay to the Principal Broker a fee for negotiating this Lease equal to the percentage stated in Section 1.11B of the total Rent to become due to Landlord during the term of this Lease. Said fees shall be payable to the Principal Broker on the date of the execution of this Lease.

      14.02. Intentionally omitted.

      14.03. Intentionally omitted.

      14.04. Intentionally omitted.

      14.05. Intentionally omitted.

      14.06. Intentionally omitted.

      14.07. Intentionally omitted.

ARTICLE FIFTEEN: ENVIRONMENTAL REPRESENTATIONS AND INDEMNITY

      15.01. Tenant's Compliance with Environmental Laws. Tenant, at Tenant's expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities pertaining to Tenant's use of the Property and with the recorded covenants, conditions and restrictions, regardless of when they become effective, including, without limitation, all applicable federal, state and local laws, regulations or ordinances pertaining to air and water quality, Hazardous Material (as defined hereinafter), waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Landlord or Tenant with respect to the use or occupation of the Property.

      15.02. Tenant's Indemnification. Tenant shall not cause or permit any hazardous material to be brought upon, kept or used in or about the Property by Tenant, its agents, employees, contractors or invitees without the prior written consent of Landlord. If Tenant breaches the obligations stated in the preceding Section or sentence, or if the presence of Hazardous Material on the Property caused or permitted by Tenant results in contamination of the Property or any other property, or if contamination of the Property or any other property by Hazardous Material otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Property, damages for the loss or restriction on use of rentable or unusable space or of any amenity or appurtenance of the Property, damages arising from any adverse impact on marketing of building space or land area, and sums paid in settlement of claims, attorneys fees, consultant fees and expert fees) which arise during or after the Lease Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial work, removal or restoration work required by any federal, state or local government agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Property. Without limiting the foregoing, if the presence of any Hazardous Material on the Property or any other property caused or permitted by Tenant results in any contamination of the Property, Tenant shall promptly take all actions at its sole expense as are necessary to return the Property to the condition existing prior to the introduction of any such Hazardous Material to the Property, provided that Landlord's approval of such actions shall first be obtained. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

      15.03. Intentionally omitted.

      15.04. Intentionally omitted.

indemnification provided by this Article 15.04 shall specifically cover costs incurred in connection with any investigation of site conditions or any clean-up, remedial work, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of the presence or suspected presence of Hazardous Material in the soil or groundwater on or under the Property, unless the Hazardous Material is released by Tenant or is present solely as a result of the negligence or willful conduct of Tenant, its officers, employees, or agents.

      15.05. Definitions. For purposes of this Article 15, the term "Hazardous Material" shall mean any pollutant, toxic substance, hazardous waste, hazardous material, hazardous substance, or oil as defined in or pursuant to the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Federal Clean Water Act, as amended, or any other federal, state or local environmental law, regulation, ordinance, rule, or bylaw, whether existing as of the date hereof, previously enforced or subsequently enacted.

      15.06. Survival. The indemnities contained in this Article 15 shall survive the expiration or earlier termination of this Lease.

      15.07. Intentionally omitted.

ARTICLE SIXTEEN: MISCELLANEOUS

      16.01. Forces Majeure. In the event performance by Landlord of any term, condition or covenant in this Lease is delayed or prevented by any Act of God, strike, lockout, shortage of material or labor, restriction by any governmental authority, civil riot, flood, or any other cause not within the control of Landlord, the period for performance of such term, condition or covenant shall be extended for a period equal to the period Landlord is so delayed or hindered.

      16.02. Interpretation. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. For convenience, each party hereto is referred to in the neuter gender, but the masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenants agents, employees, contractors, invitees, successors or others using the Demised Premises with Tenant's expressed or implied permission.

      16.03. Waivers. All waivers must be in writing and signed by the waiving party. Landlords failure to enforce any provisions of this Lease or its acceptance of late installments of Rent shall not be a waiver and shall not estop Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate, cash, or endorse such check without being bound to the conditions of such statement.

      16.04. Severability. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is invalid or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

      16.05. Joins and Several Liability. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

      16.06. Incorporation of Prior Agreements; Modifications. This Lease is the only agreement between the parties pertaining to the lease of the Demised Premises and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

      16.07. Notices. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or shall be deemed to be delivered, whether actually received or not, when deposited in the United States mail, postage pre-paid, registered or certified mail, return receipt requested, addressed as stated herein. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that, upon Tenant's taking possession of the Demised Premises, the Demised Premises shall be Tenant's address for notice purposes. Notices to any ether party hereto shall be delivered to the address specified in Article One as the address for such party. Any party hereto may change its notice address upon written notice to the other parties.

      16.08. Attorneys' Fees. If on account of any breach or default by any party hereto in its obligations to any other party hereto (including but not limited to the Principal Broker), it shall become necessary for the nondefaulting party to employ an attorney to enforce or defend any of its rights or remedies hereunder, the defaulting party agrees to pay the nondefaulting party its reasonable attorneys' fees, whether or not suit is instituted in connection therewith.

      16.09. Venue. All obligations hereunder, including but not limited to the payment of fees so the Principal Broker, shall be performable and payable in the county in which the Property is located.

      16.10. Governing Law. The laws of the State of Texas shall govern this Lease.

      16.11. Survival. All obligations of any party hereto not fulfilled at the expiration or the earlier termination of this Lease shall survive such expiration or earlier termination as continuing obligations of such party.

      16.12. Binding Effect. This Lease shall inure to the benefit of and be binding upon each of the parties hereto and their respective heirs, representatives, successors and assigns; provided, however, Landlord shall have no obligation to Tenants successors or assigns unless the rights or interests of such successors or assigns are acquired in accordance with the terms of this Lease.

      16.13. Execution as Offer. The execution of this Lease by the first party to do so constitutes an offer to lease the Demised Premises. Unless within the number of days stated in Section 1.14 above after the date of its execution by the first party to do so, this Lease is signed by the other party and a fully executed copy is delivered to the first party, such offer shall be automatically withdrawn and terminated.

ARTICLE SEVENTEEN: ADDITIONAL PROVISIONS

      Additional provisions may be set forth in the blank space below, and/or an Exhibit or Exhibits may be attached hereto which shall be made a part of this Lease for all purposes.

17.1 Landlord agrees to warrant the major components of HVAC units for a period of one (1) year. Tenant must show Landlord evidence of a regular HVAC maintenance program.

17.2 Tenant shall have a cancellation option after three years of the lease, if a six month rent penalty is paid and a six month notice is given to Landlord. After four (4) years, a three month rent penalty, with a six (6) month notice.

      EFFECTIVE as of the date stated in Section 1.01 above.


BROKERS: REPUBLIC MANAGEMENT, INC.

/s/ Republic Management
---------------------------------------------
Principal Broker, Member of the
Greater Dallas Association of REALTORS', Inc.


By: /s/ Craig M. Franks
   ------------------------------------------
Name:
      ---------------------------------------
Address:
         ------------------------------------
---------------------------------------------
---------------------------------------------
Telephone: ----------------------------------
License No.: --------------------------------

Walker Property Advisors
---------------------------------------------
Cooperating Broker

By:
   ------------------------------------------
Name:
      ---------------------------------------
Address:
         ------------------------------------
---------------------------------------------
---------------------------------------------
Telephone: ----------------------------------
License No.: --------------------------------


LANDLORD: GREENVIEW LIMITED PARTNERSHIP

/s/ Devcor Equities INC. G.P.
---------------------------------------------


By: /s/ J. P. DiBlasio
   ------------------------------------------
Name: J. P. DiBlasio
      ---------------------------------------
Title: Exec-Vice President
       --------------------------------------
Date of Execution by Landlord: July 14, 1994
                               --------------


TENANT:

Network-1 Software & Technology, Inc.
---------------------------------------------


By: /s/ Robert Russo
   ------------------------------------------
Name: Robert Russo
      ---------------------------------------
Title: President
       --------------------------------------
Date of Execution by Tenant:
                             ----------------

********************************************************************************

                   [For voluntary use only by members of the
                 Greater Dallas Association of REALTORS', Inc.]

                                o / o Greenview
                              Grand Prairie, Texas

                                  Exhibit "A"

                          [Floor plan graphic omitted]

                                  Exhibit "B"

                                 Greenview Tech
                                 Lot 7, Box 2
                                 GISD Comm, #5
                                 Grand Prairie, Texas 75050
                                 Tarrant County

                 GREATER DALLAS ASSOCIATION OF REALTORS(R), INC.

                                    EXHIBIT C

                                 RENEWAL OPTIONS

PROPERTY ADDRESS OR DESCRIPTION: 878 Greenview Drive, Tarrant County, Grand Prairie, TX 75050

DATE OF LEASE 6/29/94


      1. Option(s) to Extend Term

      Landlord hereby grants to Tenant One options(s) [the "Options(s)"] to extend the Lease Terms for additional term(s) of 5 years, each [the "Extension(s)"], on the same terms, conditions and covenants set forth in the Lease Agreement, except as provided below. Each Option, shall be exercised only by written notice delivered to the Landlord at least One Hundred Eighty Days
(180) days before the expiration of the Lease Term or the preceding Extension of the Lease Term. If Tenant fails to deliver Landlord written notice of the exercise of an Option within the prescribed time period, such Option and any succeeding Options shall lapse, and there will be no further right to extend the Lease Term, Each Option shall be exercisable by Tenant on the express condition that at the time of the exercise, and at all times prior to the commencement of such Extension(s), Tenant shall not be in default under any of the provisions of this Lease. The foregoing Option(s) are personal to Tenant and may not be exercised by any assignee or subtenant.

      2. Calculation of Rent

      The Base Rent during the Extension(s) shall be determined by one of the following methods: [INDICATED BY CHECKING The APPROPRIATE BOX UPON THE EXECUTION OF THE LEASE AGREEMENT]

      |_|   (a) Consumer Price Index Adjustment
      |X|   (b) Fair Rental Value Adjustment
      |_|   (c) Fixed Rental Adjustment

      A. Consumer Price Index Adjustment

      The monthly rent during the particular Extension shall be determined by multiplying the monthly installment of Base Rent during the Lease Term by a fraction determined as follows:

      (1)   The numerator shall be the latest Index.
      (2)   The denominator shill be the initial Index.

      If such computation would reduce the rent for the particular Extension, it shall be disregarded, and the rent during the immediately preceding period shall apply instead.

      The Index, as defined herein, shall mean the Consumer Price Index for Urban Consumers (all items), Dallas/Fort Worth, Texas, area (1984 = 100) published by the United States Department of Labor, Bureau of Labor Statistics.

      The initial Index shall mean the Index published for the nearest calendar month preceding the commencement date of the Lease Term. The latest Index shall mean the Index published for the nearest calendar month preceding the first day of the Extension.

      If a base year other than 1984 is adopted, the Index shall be converted in accordance with the appropriate conversion factor. If the Index is discontinued or revised, such other Index or computation with which it is replaced shall be used in order to obtain substantially the same result as would have been obtained it if had not been discontinued or revised.

      B. Fair Rental Value Adjustment

      The Base Rent shall be increased on the first day of the particular Extension to the "Fair Rental Value" of the Demised Premises, determined in the following manner:

            (1) If the Landlord and Tenant have not been able to agree on the Fair Rental Value Adjustment prior to the date the option is required to be exercised, the rent for the Extension shall be determined as follows:
      Within fifteen (15) days following the exercise of the option, Landlord and Tenant shall endeavor in good faith to agree upon a single appraiser. If Landlord and Tenant are unable to agree upon a single appraiser within said fifteen (15) day period, each shall then, by written notice to the other, given within ten (10) days after said fifteen(15) day period, appoint one appraiser. Within ten (10) days after the two appraisers are appointed, they shall appoint a third appraiser. If either Landlord or Tenant fails to appoint its appraiser within the prescribed time period the single appraiser appointed shall determine the Fair Rental Value of the Demised Premises. Each party shall bear the cost of the appraiser appointed by it and the parties shall share equally the cost of the third appraiser.

            (2) The "Fair Rental Value" of the Demised Premises shall mean the price that a ready and willing tenant would pay as of the commencement of the Extension as monthly rent to a ready and willing landlord of demised premises comparable to the Demised Premises if such property were exposed for lease on the open market for a reasonable period of time and taking into account all of the purposes for which such property may be used and not just the use proposed to be made of the Demised Premises by Tenant. The Fair Rental Value of the Demised Premises shall be the average of the two of the three appraisals which are closest in amount, and the third appraisal shall be disregarded. In no event shall the rent be reduced by reason of such computation. If the Fair Rental Value is not determined prior to the commencement of the Extension, then Tenant shall continue to pay to Landlord the rent applicable to the Demised Premises immediately prior to such Extension until the Fair Rental Value is determined, and when it is determined, Tenant shall pay to Landlord within ten (10) days after receipt of such notice the difference between the rent actually paid by Tenant to Landlord and the new rent determined hereunder. Tenant will give written approval of Fair Rental Value within fifteen (15) days of their notice of its determination, no notice of approval will allow tenant not to extend the lease.

      C. Fixed Adjustments

      The Base Rent shall be increased to the following amounts on the following dates:

                      Date                                    Amount

      ------------------------------------     ---------------------------------

      ------------------------------------     ---------------------------------

      ------------------------------------     ---------------------------------

      ------------------------------------     ---------------------------------

      ------------------------------------     ---------------------------------

INITIALS: LANDLORD:    JPD                          INITIALS: TENANT: RR
                    -----------                                      ----
                    -----------                                      ----

                 GREATER DALLAS ASSOCIATION OF REALTORS(R), INC.

                                    EXHIBIT E

                                    GUARANTEE


PROPERTY ADDRESS OR DESCRIPTION: 878 Greenview Drive, Tarrant County, Grand Prairie, TX 75050

DATE OF LEASE: 6/29/94

      1. In order to induce Greenview Limited Partnership ("Landlord") to execute the Lease to which this Guarantee is attached (the "Lease") with Network-1 Software & Technology, Inc ("Tenant") for the Demised Premises in 878 Greenview Dr., Tarrant County, State of Texas, the undersigned (whether one or more than one) has guaranteed and by this instrument does hereby guarantee the full payment and performance of all liabilities, obligations, and duties (including, but not limited to, payment of Rent) imposed upon Tenant under the terms of the Lease, as if the undersigned has executed the Lease as Tenant thereunder.

      2. The undersigned hereby waives notice of acceptance of this guarantee and all other notices in connection herewith or in connection with the liabilities, obligations, and duties guaranteed hereby, including notices of default by Tenant under the Lease, and waives diligence, presentment, and suit on the part of Landlord in the enforcement of any liability, obligation, or duty guaranteed hereby.

      3. The undersigned further agrees that Landlord shall not be first required to enforce against Tenant or any other person any liability, obligation, or duty guaranteed hereby before seeking enforcement thereof against the undersigned. Suit may be brought and maintained against the undersigned by Landlord to enforce any liability, obligation, or duly guaranteed hereby without joinder of Tenant or any other person. The liability of the undersigned shall not be affected by any indulgence, compromise, settlement, or variation of terms which may be extended to Tenant by Landlord or agreed upon by Landlord and Tenant, and shall not be impaired, modified, changed, released, or limited in any manner whatsoever by any impairment, modification, change, release, or limitation of the liability of Tenant or its estate in bankruptcy, or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the United States Bankruptcy Code, or any similar law or statute of the United States or any state thereof. Landlord and Tenant, without notice to or consent by the undersigned, may at any time or times enter into such extensions, amendments, assignments, subleases, or other covenants respecting the Lease as they may deem appropriate; and the undersigned shall not be released thereby, but shall continue to be fully liable for the payment and performance of all liabilities, obligations and duties of Tenant under the Lease as so extended, amended, assigned or otherwise, modified.

      4. It is understood that other agreements similar to this guarantee may, at Landlord's sole option and discretion, be executed by other persons with respect to the Lease. This guarantee shall be cumulative of any such agreements and the liabilities and obligations of the undersigned hereunder shall in no event be affected or diminished by reason of such other agreements. Moreover, in the event Landlord obtains another signature of more than one guarantor on this page or by obtaining additional guarantee agreements, or both, the undersigned agrees that Landlord, in Landlord's sole discretion, may (i) bring suit against all guarantors of the Lease, jointly and severally, or against any one or more of them: (ii) compound or settle with any one or more of the guarantors for such consideration as Landlord may deem proper; and (iii) release one or more of the guarantors from liability. The undersigned further agrees that no such action shall impair the rights of Landlord to enforce the Lease against any remaining guarantor or guarantors, including the undersigned.

      5. If the party executing this guarantee is a corporation, then the undersigned officer personally represents and warrants that the Board of Directors of such corporation, in a duly held meeting, has determined that this guarantee may reasonably be expected to benefit the corporation.

      6. The undersigned agrees that if Landlord shall employ an attorney to present, enforce, or defend any of Landlord's rights or remedies hereunder, the undersigned shall pay the reasonable attorney's fees incurred by Landlord in such connection.

      7. This agreement shall be binding upon the undersigned and the successors, heirs, executors, and administrators of the undersigned, and shall inure to the benefit of Landlord and Landlord's heirs, executors, administrators, successors and assigns.

      8. See Below

      EXECUTED this ______ day of __________________________________ 19__, to be
effective the same day as the effective day of the Lease.

                                        GUARANTOR(S)

WITNESS or ATTEST                       Name:  William Hancock
                                              ----------------------------------
                                               (printed or typed)

-------------------------------------   By: /s/ William Hancock
Signature of Witness                        ------------------------------------
                                            (Signature)
Printed Name of Witness:
                        -------------   Title: Executive V.P
Address of Witness:                            ---------------------------------
                   ------------------   Address: 4907 Wareham Dr.
-------------------------------------            -------------------------------
-------------------------------------            Arlington, TX  76017
                                        ----------------------------------------

                                        (If the Signatory is signing as officer
                                        of a corporate Guarantor, specify the
                                        title of the Signatory in such
                                        corporation.)

      8. Notwithstanding anything herein to the contrary, the maximum liability of Guarantor hereunder shall not exceed the following amount: Year 1 - $15,000.00, Year 2 -- $10,000.00, Year 3 --
            $5,000,000. This guarantee shall terminate on August 1, 1997.

INITIALS: LANDLORD:    JPD                             INITIALS: TENANT:
                    -----------                                         --------
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

                 GREATER DALLAS ASSOCIATION OF REALTORS(R), INC.

                                    EXHIBIT E

                                    GUARANTEE


PROPERTY ADDRESS OR DESCRIPTION: 878 Greenview Drive, Tarrant County, Grand Prairie, TX 75050

DATE OF LEASE: 6/29/94

      1. In order to induce Greenview Limited Partnership ("Landlord") to execute the Lease to which this Guarantee is attached (the "Lease") with Network-1 Software & Technology, Inc ("Tenant") for the Demised Premises in 878 Greenview Dr., Tarrant County, State of Texas, the undersigned (whether one or more than one) has guaranteed and by this instrument does hereby guarantee the full payment and performance of all liabilities, obligations, and duties (including, but not limited to, payment of Rent) imposed upon Tenant under the terms of the Lease, as if the undersigned has executed the Lease as Tenant thereunder.

      2. The undersigned hereby waives notice of acceptance of this guarantee and all other notices in connection herewith or in connection with the liabilities, obligations, and duties guaranteed hereby, including notices of default by Tenant under the Lease, and waives diligence, presentment, and suit on the part of Landlord in the enforcement of any liability, obligation, or duty guaranteed hereby.

      3. The undersigned further agrees that Landlord shall not be first required to enforce against Tenant or any other person any liability, obligation, or duty guaranteed hereby before seeking enforcement thereof against the undersigned. Suit may be brought and maintained against the undersigned by Landlord to enforce any liability, obligation, or duly guaranteed hereby without joinder of Tenant or any other person. The liability of the undersigned shall not be affected by any indulgence, compromise, settlement, or variation of terms which may be extended to Tenant by Landlord or agreed upon by Landlord and Tenant, and shall not be impaired, modified, changed, released, or limited in any manner whatsoever by any impairment, modification, change, release, or limitation of the liability of Tenant or its estate in bankruptcy, or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the United States Bankruptcy Code, or any similar law or statute of the United States or any state thereof. Landlord and Tenant, without notice to or consent by the undersigned, may at any time or times enter into such extensions, amendments, assignments, subleases, or other covenants respecting the Lease as they may deem appropriate; and the undersigned shall not be released thereby, but shall continue to be fully liable for the payment and performance of all liabilities, obligations and duties of Tenant under the Lease as so extended, amended, assigned or otherwise, modified.

      4. It is understood that other agreements similar to this guarantee may, at Landlord's sole option and discretion, be executed by other persons with respect to the Lease. This guarantee shall be cumulative of any such agreements and the liabilities and obligations of the undersigned hereunder shall in no event be affected or diminished by reason of such other agreements. Moreover, in the event Landlord obtains another signature of more than one guarantor on this page or by obtaining additional guarantee agreements, or both, the undersigned agrees that Landlord, in Landlord's sole discretion, may (i) bring suit against all guarantors of the Lease, jointly and severally, or against any one or more of them: (ii) compound or settle with any one or more of the guarantors for such consideration as Landlord may deem proper; and (iii) release one or more of the guarantors from liability. The undersigned further agrees that no such action shall impair the rights of Landlord to enforce the Lease against any remaining guarantor or guarantors, including the undersigned.

      5. If the party executing this guarantee is a corporation, then the undersigned officer personally represents and warrants that the Board of Directors of such corporation, in a duly held meeting, has determined that this guarantee may reasonably be expected to benefit the corporation.

      6. The undersigned agrees that if Landlord shall employ an attorney to present, enforce, or defend any of Landlord's rights or remedies hereunder, the undersigned shall pay the reasonable attorney's fees incurred by Landlord in such connection.

      7. This agreement shall be binding upon the undersigned and the successors, heirs, executors, and administrators of the undersigned, and shall inure to the benefit of Landlord and Landlord's heirs, executors, administrators, successors and assigns.

      8. See Below

      EXECUTED this ______ day of __________________________________ 19__, to be
effective the same day as the effective day of the Lease.

                                        GUARANTOR(S)

WITNESS or ATTEST                       Name:  Robert Russo
                                              ----------------------------------
                                               (printed or typed)

-------------------------------------   By: /s/ Robert Russo
Signature of Witness                        ------------------------------------
                                            (Signature)
Printed Name of Witness:
                        -------------   Title: President
Address of Witness:                            ---------------------------------
                   ------------------   Address: 33-20 28th St.
-------------------------------------            -------------------------------
-------------------------------------            Long Island City, NY 11106
                                        ----------------------------------------

                                        (if the Signatory signing as officer of
                                        a corporate Guarantor, specify the title of the Signatory in such corporation.)

      8. Notwithstanding anything herein to the contrary, the maximum liability of Guarantor hereunder shall not exceed the following amount: Year 1 - $15,000.00, Year 2 -- $10,000.00, Year 3 --
            $5,00o,00~ This guarantee shall terminate on August 1, 1997,

INITIALS: LANDLORD:    JPD                             INITIALS: TENANT: RR
                    -----------                                         --------
                    -----------                                         --------

               GREATER DALLAS ASSOCIATION OF REALTORS(R), INC.

                                   EXHIBIT H.

                          CONSTRUCTION OF IMPROVEMENTS


PROPERTY ADDRESS OR DESCRIPTION: 878 Greenview Dr., Tarrant County Grand, Prairie, TX 75050

DATE OF LEASE: 6/29/94

      1. Construction of Improvements:

            A. Landlord agrees to construct (or complete) a building and other improvements upon the Demised Premises in accordance with Paragraph 6 being prepared forthwith by Landlord and delivered to Tenant. Upon approval by Tenant, two or more sets or said Plans and Specifications shall be signed by both parties, with one signed set retained by Tenant. Changes to said Paragraph 6 thereafter shall be made only by written addenda signed by both parties.

      2. Completion Date:

            A. It is estimated by Landlord that the building and other Improvements shall be completed by July 30, 1994.

            B. Landlord shill notify Tenant in writing when construction has been completed. Tenant shall thereupon inspect the building and other improvements, and if same have in fact been completed in accordance with the Plans and Specifications, the Lease Term shall begin upon the date of completion with Base Rent due and payable as provided in Article Three of the Lease.

            C. If the building and other improvements have not in fact been completed in accordance with the Paragraph 6, written notification of the items deemed incomplete shall be given by Tenant to Landlord immediately following inspection. Landlord shall forthwith proceed to finish the incomplete items, and the lease term shall begin upon the date that such items are in fact complete.

            D. Completion, as used herein, shall mean substantial completion. Substantial completion shall mean at such time as the Landlord completes the requirements that allow Tenant to obtain a Certificate of Occupancy issued by the local municipal authorities whose jurisdiction includes the Demised Premises, and is the stage when the construction is sufficiently complete in accordance with the Plans and Specifications that the Tenant can occupy or utilize the Demised Premises for its intended use, except for minor "punch list" items remaining to be completed.

      3. Letter of Acceptance: Tenant agrees to execute and deliver to Landlord, with a copy to the Principal Broker, a Letter of Acceptance, addressed to Landlord and signed by Tenant (or its authorized representative) acknowledging that construction has been completed in accordance with the Paragraph 6 and acknowledging the Commencement Date of the Lease Term.

      4. Taking of Possession: The taking of possession of the Demised Premises along with the letter in Paragraph 3 by Tenant shall be deemed conclusively to be acknowledgement by Tenant that construction has been completed in accordance with Paragraph 6 (except for latent defects) and that the Lease Term has begun as of the later of August 1, 1994 or Landlord's completion of items in Paragraph 6.

      5. Failure to Complete: In the event that the building and other improvements have not been completed in accordance with the Plans and Specifications by August 15, 1994, or by such date as extended by application of
Section 16.01, Tenant shall have the right and option to terminate this Lease by giving written notice of Tenant's intention to terminate as of a certain date not less than fifteen (15) days prior to said certain date. If the building and other improvements have not been completed by said certain date, the lease shall, at the option of Tenant, terminate with no further liability of one party to the other, and Tenant's payments shall be promptly returned.

      6. Landlord agrees at his sole cost and expense to perform the following work by August 15th:

      A.)   Construct 130 linear feet of vinyl sheetrock wall, with [ILLEGIBLE]
            walls up to the deck
      B.)   Install new glass front door, same as existing
      C.)   Divide electrical service and HVAC units; i.e. install separate meters or sub-meters for electrical & gas.
      D.)   Construct a handicap restroom next to existing
      E.)   Items A & D above to be substantially similar to that currently on Premises.


    INITIALS: LANDLORD: JPD                         INITIALS: TENANT: RR
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